Exhibit 99.1

Exelon Corporation

2013 Fact Book

Introduction 1

Exelon at a Glance Profile, Vision and Quick Facts 2

Company Overview 3

Service Area and Generation Fuel Mix Map of Exelon Service Area and Selected Generating Assets and 2013 Generation Fuel Mix Exelon 4

Credit and Liquidity for Exelon and Operating Companies Credit Ratings, Credit Facilities and Commercial Paper 5

Long Term Debt Outstanding as of December 31, 2013 Exelon Corporation 6 Exelon Generation 6 ComEd 7 PECO 8 BGE 9

Federal Regulation Federal Energy Regulatory Commission (FERC), ComEd Electric Transmission Rate Cases, BGE Electric Transmission Rate Cases 10

State Regulation Illinois Commerce Commission (ICC), ComEd Electric Distribution Rate Cases and Average Residential Rate 11, 12 Pennsylvania Public Utility Commission (PUC), PECO Electric and Gas Rate Cases and Average Residential Rate 13 Maryland Public Service Commission (PSC), BGE Electric and Gas Distribution Rate Cases and Average Residential Rate 14

Capital Structure and Capitalization Ratios for Exelon and Operating Companies 15

Reconciliation of Adjusted (non-GAAP) Operating Earnings to GAAP Consolidated Statements of Operations Exelon Corporation 16, 17 Exelon Generation 18 ComEd 19 PECO 20 BGE 21

Supply and Sales Statistics Exelon Generation 22-24 ComEd 25 PECO 26, 27 BGE 28, 29

Exelon Generation – Generating Resources Total Owned Generating Capacity 30-33 Exelon Nuclear Fleet and Nuclear Operating Data 34, 35 Fossil Emissions and Emission Reduction Technology Summary 36-39 Exelon Generation – Total Contracted Generation Capacity 40

To the Financial Community,

The Exelon Fact Book provides historical financial and operating information to assist in the analysis of Exelon and its operating companies. Please refer to the SEC filings of Exelon and its subsidiaries, including the annual Form 10-K and quarterly Form 10-Q, for more comprehensive financial statements and information.

For more information about Exelon, or to send email inquiries, visit the Investor section at www.exeloncorp.com

Investor Information Stock Symbol: EXC

Exelon Corporation Common stock is listed on the Investor Relations New York and Chicago stock exchanges.10 South Dearborn StreetChicago, IL 60603 Twitter312.394.2345 @Exelon

Cautionary Statements Regarding Forward-Looking Information

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by Exelon Corporation, Commonwealth Edison Company, PECO Energy Company, Baltimore Gas and Electric Company and Exelon Generation Company, LLC (Registrants) include those factors discussed herein, as well as the items discussed in (1) Exelon’s 2013 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 22; and (2) other factors discussed in filings with the SEC by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation (June 30, 2014). None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.

Exelon at a Glance

Company Profile

Headquartered in Chicago, Exelon is the nation’s leading competitive energy provider, doing business in 48 states, the District of Columbia and Canada. The company is one of the largest competitive U.S. power generators, with more than 35,000 megawatts of owned capacity comprising one of the nation’s cleanest and lowest-cost power generation fleets. Constellation, Exelon’s competitive retail and wholesale energy business, provides energy products and services to approximately 100,000 business and public sector customers and approximately 1 million residential customers. Exelon’s utilities deliver electricity and natural gas to more than 7.8 million customers in central Maryland (BGE), northern Illinois (ComEd) and southeastern Pennsylvania (PECO).

Our Mission

Exelon’s mission is to be the leading diversified energy company — by providing reliable, clean, affordable and innovative energy products.

Our Vision

Performance that drives progress. At Exelon, we believe that reliable, clean and affordable energy is essential to a brighter, more sustainable future. That’s why we’re committed to providing innovation, best-in-class performance and thought leadership to help drive progress for our customers and the communities we serve.

Our Values

We are dedicated to safety.

We actively pursue excellence.

We innovate to better serve our customers.

We act with integrity and are accountable to our communities and the environment.

We succeed as an inclusive and diverse team.

Quick Facts 2013

$24.9billion in operating revenues

$79.9billion in assets

6.6million electric customers

1.2million gas customers

~26,000employees

7,407circuit miles of electric transmission lines

~35,000MW U.S. generating capacity

~150terawatt-hours of electric load served

410 billion cubic feet of natural gas served

$1.24 annual dividend rate per share(a)

(a) During 2013, Exelon’s Board of Directors declared the first quarter 2013 dividend of $0.525 per share and approved a revised dividend policy going forward. The first quarter dividend was based on our previous level of $2.10 per share on an annualized basis, while the new dividend declares a $0.31 per share quarterly dividend which began in the second quarter of 2013 (or $1.24 per share on an annualized basis). Exelon intends to maintain the normal cadence of quarterly dividends, which are subject to declaration by the Board of Directors.

Company Overview

Exelon.

Exelon Family of Companies

Generation	Competitive Energy Sales	Transmission & Delivery
Exelon Generation.	Constellation. An Exelon Company	BGE. An Exelon Company; ComEd. An Exelon Company; PECO. An Exelon Company

Exelon Generation is one of the largest competitive power generators in the nation, with owned generating assets totaling approximately 35,000 megawatts. With strong positions in the Midwest, Mid-Atlantic and Texas, Exelon is the largest owner and operator of nuclear plants in the United States.

Constellation, is a leading competitive wholesale and retail supplier of power, natural gas and energy products and services for homes and businesses across the continental United States and Canada. Constellation's retail businesses serve approximately 100,000 business and public sector customers, including more than two-thirds of the Fortune 100, and approximately 1 million residential customers. The company is among the market leaders in commercial solar installations, as well as energy efficiency and load response products and services.

Exelon's delivery companies – BGE, ComEd, and PECO – work hard to keep the lights on and the gas flowing for more than 7.8 million customers.

Baltimore Gas and Electric Company (BGE) is a regulated electricity transmission and distribution company and natural gas distribution company with a combined service area encompassing Baltimore City and all or part of 10 central Maryland counties. BGE serves approximately 1.2 million electric customers in a 2,300-square-mile territory and approximately 655,000 natural gas customers in an 800-square-mile territory.

Commonwealth Edison Company (ComEd) is a regulated electricity transmission and delivery company with a service area in northern Illinois, including the City of Chicago, of approximately 11,400 square miles and an estimated population of 9 million. ComEd has approximately 3.8 million customers.

PECO Energy Company (PECO) is a regulated electricity transmission and distribution company and natural gas distribution company with a combined service area in southeastern Pennsylvania, including the City of Philadelphia, of approximately 2,100 square miles and an estimated population of 4.0 million. PECO has approximately 1.6 million electric customers and 501,000 natural gas customers.

3

Exelon Service Area and Generation Fuel Mix

Exelon Service Area and Selected Generation Assets as of December 31, 2013



2013 Generation Fuel Mix
Exelon – Ownership Equity

Fuel by Capacity (MW)	
Nuclear	55%
Gas	28%
Hydro & Renewables	10%
Coal	4%
Oil	3%

Exelon Assets
- Nuclear
- Gas/Oil intermediate
- Peakers
- Coal
- Renewable (Hydro, Wind, Solar, Biomass)

Regional Transmission Organization (RTO)
- West
- MISO
- ISO-NE & NY
- PJM
- SERC
- ERCOT

Service Areas
- BGE
- ComEd
- PECO

Headquarters Locations

Competitive Retail and/or Gas or Electric Wholesale Operations

4

Credit and Liquidity for Exelon and Operating Companies

Credit Ratings as of February 28, 2014

	Moody's Investors Service	Standard & Poor's Corporation	Fitch Ratings
Exelon Corporation			
Senior Unsecured Debt	Baa2	BBB-	BBB+
Commercial Paper	P2	A2	F2
Exelon Generation			
Senior Unsecured Debt	Baa2	BBB	BBB+
Commercial Paper	P2	A2	F2
BGE			
Senior Secured Debt	A2	N/A	A-
Senior Unsecured Debt	A3	A-	BBB+
Commercial Paper	P2	A2	F2
ComEd			
Senior Secured Debt	A2	A-	A-
Senior Unsecured Debt	Baa1	BBB	BBB+
Commercial Paper	P2	A2	F2
PECO			
Senior Secured Debt	Aa3	A-	A
Senior Unsecured Debt	A2	N/A	A-
Commercial Paper	P1	A2	F2

■ Indicative Rating
■ Negative Outlook

Credit Facilities and Commercial Paper as of February 28, 2014

(in millions)	BGE	ComEd	PECO	Generation	Exelon Corporate	Total
Unsecured Revolving Credit Facilities[(a)]	$600	$1,000	$600	$5,675	$500	$8,375
Outstanding Facility Draws	–	–	–	–	–	–
Outstanding Letters of Credit	–	–	(1)	(1,658)	(2)	(1,661)
Available Capacity under Facilities[(b)]	600	1,000	599	4,017	498	6,714
Outstanding Commercial Paper	–	(435)	–	–	–	(435)
Available Capacity less Outstanding Comm. Paper	$600	$565	$599	$4,017	$498	$6,279

(a) Equals aggregate bank commitments under revolving credit agreements. Excludes commitments from Exelon's Community and Minority Bank Credit Facility.
(b) Represents unused bank commitments under the borrower's credit agreements net of outstanding letters of credit and credit facility draws. The amount of commercial paper outstanding does not reduce the available capacity under the credit agreements.

5

Long-Term Debt Outstanding as of December 31, 2013

Exelon Corporation

Series (in millions)	Interest Rate	Date Issued	Maturity Date	Total Debt Outstanding	Current Portion	Long-Term Debt
Senior Notes Payable						
2005 Senior Notes Payable	4.90%	6/9/05	6/15/15	$800	$–	$800
2005 Senior Notes	5.625%	6/9/05	6/15/35	500	–	500
Total Senior Notes Payable				**$1,300**	**$–**	**$1,300**
Maturities		2014	2015	2016	2017	2018
		–	$800	–	–	–

Exelon Generation

Series (in millions)	Interest Rate	Date Issued	Maturity Date	Total Debt Outstanding	Current Portion	Long-Term Debt
Senior Notes						
2003 Senior Unsecured Notes	5.35%	12/19/03	1/15/14	$500	$500	$–
2007 Senior Unsecured Notes	6.20%	9/28/07	10/1/17	700	–	700
2009 Senior Unsecured Notes	5.20%	9/23/09	10/1/19	600	–	600
2010 Senior Unsecured Notes	4.00%	9/30/10	10/1/20	550	–	550
2012 Senior Unsecured Notes	4.25%	6/18/12	6/15/22	523	–	523
2009 Senior Unsecured Notes	6.25%	9/23/09	10/1/39	900	–	900
2010 Senior Unsecured Notes	5.75%	9/30/10	10/1/41	350	–	350
2012 Senior Unsecured Notes	5.60%	6/18/12	6/15/42	788	–	788
CEG Senior Notes[a]	4.55%	6/13/03	6/15/15	550	–	550
CEG Senior Notes[a]	5.15%	12/14/10	12/1/20	550	–	550
CEG Senior Notes[a]	7.60%	3/26/02	4/1/32	258	–	258
Exelon Wind	2.00%	12/10/10	7/31/17	1	–	1
Total Senior Notes				**$6,270**	**$500**	**$5,770**
Non Regulated Business						
Pollution Control Loan[b]	4.10%	12/20/84	7/1/14	$20	$20	$–
CEU Credit Agreement	2.21%	7/22/11	7/22/16	77	–	77
Clean Horizons Solar Term Loan Agreement	2.56%	9/7/12	9/7/30	36	2	34
Sacramento PV Energy Loan Agreement	2.77%	7/26/11	12/31/30	37	2	35
Social Security Administration	2.93%	11/01/13	2/18/15	1	–	–
Continental Wind	6.00%	09/30/13	2/28/33	613	20	593
Denver Airport Solar Loan Agreement	5.50%	6/28/11	6/30/31	7	–	7
Holyoke Solar Loan Agreement	5.25%	10/25/11	12/31/31	10	–	10
AVSR1-Draws	2.33%–3.56%	various	1/5/37	447	12	435
Total Non Regulated Business				**$1,248**	**$55**	**$1,191**
Notes Payable						
Capital Leases				$33	$4	$29
Total Long-Term Debt				**$7,551**	**$560**	**$6,990**
Maturities		2014	2015	2016	2017	2018
		$520	$551	$77	$701	$–

(a) These notes represent inter company loan agreements between Exelon and Generation that mirror the terms and amounts of the third-party obligations of Exelon.
(b) Subject to the holder having the option to put the bonds back to Generation; as such they are classified in the current portion of long-term debt.

*Please refer to the 2013 10K for Unamortized Debt Discounts/Premiums and Fair Value Adjustments

6

Long-Term Debt Outstanding as of December 31, 2013

ComEd

Series (in millions)	Interest Rate	Date Issued	Maturity Date	Total Debt Outstanding	Current Portion	Long-Term Debt
First Mortgage Bonds						
110	1.63%	1/18/11	1/15/14	$600	$600	$–
Pollution Control-1994C	5.85%	1/15/94	1/15/14	17	17	–
101	4.70%	4/7/03	4/15/15	260	–	260
104	5.95%	8/28/06	8/15/16	415	–	415
106	6.15%	9/10/07	9/15/17	425	–	425
108	5.80%	3/27/08	3/15/18	700	–	700
109	4.00%	8/2/10	8/1/20	500	–	500
111	1.95%	9/7/11	9/1/16	250	–	250
112	3.40%	9/7/11	9/1/21	350	–	350
100	5.875%	1/22/03	2/1/33	253	–	253
103	5.90%	3/6/06	3/15/36	625	–	625
107	6.45%	1/16/08	1/15/38	450	–	450
113	3.80%	10/1/12	10/1/42	350	–	350
114	4.60%	8/19/13	8/15/43	350	–	350
Total First Mortgage Bonds				$5,545	$617	$4,928
Notes Payable						
Notes Payable	6.95%	7/16/98	7/15/18	$140	$–	$140
Total Notes Payable				$140	$–	$140
Long-Term Debt To Financing Trusts						
Subordinated Debentures to ComEd Financing III	6.35%	3/17/03	3/15/33	$206	$–	$206
Total Long-Term Debt to Financing Trusts				$206	$–	$206
Total Long-Term Debt				$5,891	$617	$5,274

Note: Amounts may not add due to rounding.

Maturities	2014	2015	2016	2017	2018
	$617	$260	$665	$425	$840

*Please refer to the 2013 10-K for Unamortized Debt Discounts/Premiums and Fair Value Adjustments

7

Long-Term Debt Outstanding as of December 31, 2013

PECO

Series	Interest Rate	Date Issued	Maturity Date	Total Debt Outstanding	Current Portion	Long-Term Debt
(in millions)						
First Mortgage Bonds (FMB)						
FMB	5.00%	3/26/09	10/1/14	250	$250	$–
FMB	5.35%	3/3/08	3/1/18	500	–	500
FMB	2.38%	9/17/12	9/15/22	350	–	350
FMB	5.90%	4/23/04	5/1/34	75	–	75
FMB	5.95%	9/25/06	10/1/36	300	–	300
FMB	5.70%	3/19/07	3/15/37	175	–	175
FMB	1.20%	9/23/13	10/15/16	300	–	300
FMB	4.80%	9/23/13	10/15/43	250	–	250
Total First Mortgage Bonds				$2,200	$250	$1,950
Long-Term Debt to Financing Trusts						
PECO Energy Capital Trust III	7.38%	4/6/98	4/6/28	$81	$–	$81
PECO Energy Capital Trust IV	5.75%	6/24/03	6/15/33	103	–	103
Total Long-Term Debt to Financing Trusts				$184	$–	$184
Total Long-Term Debt				$2,384	$250	$2,134

Maturities	2014	2015	2016	2017	2018
	$250	–	$300	–	$500

*Please refer to the 2013 10-K for Unamortized Debt Discounts/Premiums and Fair Value Adjustments

8

Long-Term Debt Outstanding as of December 31, 2013

BGE

Series (in millions)	Interest Rate	Date Issued	Maturity Date	Debt Outstanding	Current Portion	Long-Term Debt
Senior Notes						
Senior Notes due 10/1/16	5.90%	10/13/06	10/1/16	300	–	300
Senior Notes due 11/15/21	3.50%	11/16/11	11/15/21	300	–	300
Senior Notes due 8/15/22	2.80%	8/17/12	8/15/22	250	–	250
Senior Notes due 6/15/33	5.20%	6/20/03	6/15/33	200	–	200
Senior Notes due 10/1/36	6.35%	10/13/06	10/1/36	400	–	400
Notes due 7/1/23	3.35%	6/17/13	7/1/23	300	–	300
Total Senior Notes				$1,750	$–	$1,750
Rate Stabilization Bonds						
BGE Securitization due 2017	5.72%–5.82%	6/28/07	4/1/17	$265	$70	$195
Total Rate Stabilization Bonds				$265	$70	$195
Deferrable Interest Subordinated Debentures						
Trust Preferred Debentures due 2043	6.20%	11/21/03	10/15/43	$258	$–	$258
Total Deferrable Interest Suburdinated Debentures				$258	$–	$258
Total Long-Term Debt				$2,273	$70	$2,203

Maturities	2014	2015	2016	2017	2018
	$–	$–	$300	$265	$–

*Please refer to the 2013 10-K for Unamortized Debt Discounts/Premiums and Fair Value Adjustments

9

Federal Regulation

Federal Energy Regulatory Commission (FERC)

(www.ferc.gov)

The FERC has five full-time members, each appointed by the President of the United States and confirmed by the U.S. Senate. The Commissioners serve for staggered five-year terms. No more than three Commissioners may belong to the same political party. The Chairman is designated by the President.

Commissioner	Party Affiliation	Service Began	Term Ends	Professional Experience
Cheryl A. LaFleur (Acting Chairman)	Democrat	7/10	6/14	Attorney; executive vice president and acting CEO of National Grid USA; member of the NARUC Committees on Electricity and Critical Infrastructure
Philip D. Moeller	Republican	7/06	6/15	Energy policy advisor to former U.S. Senator Slade Gorton (WA); staff coordinator for the WA State Senate Committee on Energy, Utilities and Telecommunications; Alliant Energy Corporation
Tony Clark	Republican	6/12	6/16	Chairman of North Dakota Public Service Commission; President of NARUC; North Dakota Labor Commissioner under Gov. Ed Schafer; State Legislator; Chairman of Frontier Trails District of the Boy Scouts of America
John R. Norris	Democrat	1/10	6/17	Attorney; Chief of Staff to Secretary Tom Vilsack of the U.S. Department of Agriculture; Chairman of the Iowa Utilities Board; President of the Organization of MISO States
Open – pending nomination and approval				

ComEd Electric Transmission Rate Cases[a]

($ in millions)	Date	Revenue Adjustment	Test Year	Rate Base	Overall Rate of Return	Return on Equity	Equity Ratio
ComEd Update	4/16/14	$22	2013 pro forma	$2,358	8.62%	11.50%	55%
ComEd Update	4/29/13	$68	2012 pro forma	$2,184	8.70%	11.50%	55%
ComEd Update	5/15/12	$23	2011 pro forma	$2,104	8.91%	11.50%	55%
ComEd Update	5/16/11	$6	2010 pro forma	$2,054	9.10%	11.50%	55%
ComEd Update	5/14/10	$(24)	2009 pro forma	$1,949	9.27%	11.50%	56%

(a) Annual update filing based on the formula rate, originally implemented effective May 1, 2007. Rate effective June 1 of the update year through May 31 of the following year.

BGE Electric Transmission Rate Cases[a][b]

($ in millions)	Date	Revenue Adjustment	Test Year	Rate Base	Overall Rate of Return	Return on Equity	Equity Ratio
BGE Update	4/28/14	$14	2013 pro forma	$600	8.53%	11.30%	51.9%
BGE Update	4/25/13	$(1)	2012 pro forma	$564	8.35%	11.30%	48.6%
BGE Update	4/24/12	$18	2011 pro forma	$572	8.43%	11.30%	50.0%
BGE Update	4/29/11	$(1)	2010 pro forma	$501	8.96%	11.30%	53.0%

(a) Annual update filing based on the formula rate, originally implemented effective June 1, 2005. Rate effective June 1 of the update year through May 31 of the following year.

(b) On February 27, 2013, state regulators and consumer advocates (including the MD PSC) filed a complaint against four mid-Atlantic electric utilities (including BGE) seeking a FERC order to reduce the base return equity used in the utilities' formula transmission rates and directing the utilities to submit compliance filings to implement certain changes to the formula transmission rate implementation protocols.

10

State Regulation – ComEd

Illinois Commerce Commission (ICC)

(www.icc.illinois.gov)

The ICC has five full-time members, each appointed by the Governor (currently Pat Quinn, Democrat; term began in January 2009 and ends in January 2015) and confirmed by the Illinois State Senate. The Commissioners serve staggered five-year terms. Under Illinois law, no more than three Commissioners may belong to the same political party. The Chairman is designated by the Governor.

Commissioner	Party Affiliation	Service Began	Term Ends	Professional Experience
Douglas P. Scott (Chairman)	Democrat	3/11	1/19(1)	Attorney; director of the Illinois Environmental Protection Agency; mayor of Rockford, IL; IL state representative
Ann McCabe	Republican	3/12	1/17	Midwest regional director for The Climate Registry; partner at Policy Solutions Ltd.; regulatory manager for BP and Amoco; founding member of the Foresight Sustainable Business Alliance; member Illinois Environmental Council
Miguel del Valle	Democrat	2/13	1/18	City Clerk of Chicago; First Hispanic elected to Illinois State Senate; Co-founder of the Illinois Association of Hispanic State Employees and the Illinois Latino Advisory Council on Higher Education; Vice Chairman of the Illinois Student Assistance Commission
Sherina Maye	Independent	2/13	1/18	Associate in Chicago office of Locke Lord LLP; Mentor at the Young Women's Leadership Charter School; a Founding Board Member of the Great Lakes Academy Charter School; Associate Board Member for the Chicago Committee for Minorities in Large Law Firms
John T. Colgan	Democrat	11/09	1/15	Member of Illinois Association of Community Action Agencies; executive director of the Illinois Hunger Coalition

(1) Chairman Scott has been named to a 2nd term, pending confirmation by the Illinois State Senate

11

State Regulation – ComEd (continued)

ComEd Electric Distribution Rate Cases

($ in millions)	Revenue Date	Increase	Test Year	Overall Rate Base	Rate of Return	Equity	Equity Ratio
Formula Rate Filing[b]	4/16/14	$275	2013	$7,389	7.04%	9.20%	45.77%
Formula Rate Filing[c]	4/29/13	$311	2012	$6,731	7.01%	8.72%	44.99%
Senate Bill 9							
Updated Filing[d]	6/5/13	$359	2012	$6,717	6.91%	8.71%	45.28%
ICC Order[e]	12/18/13	$341	2012	$6,702	6.94%	8.72%	45.28%
Formula Rate Filing	4/30/12	$74	2011	$6,367	7.58%	9.81%	42.55%
ICC Order	12/19/12	$73[f]	2011	$6,367	7.58%	9.81%	42.55%
Formula Rate Filing	11/8/11	($59)	2010	$6,601	8.11%	10.05%	45.56%
ICC Order[a]	5/29/12	($169)	2010	$6,183	8.16%	10.05%	46.17%
ICC Order							
on Rehearing	10/3/12	($133)	2010	$6,188	8.16%	10.05%	46.17%
ComEd Request	6/30/10	$343	2009	$7,349	8.98%	11.50%	47.28%
ICC Order	5/24/11	$143	2009	$6,549	8.51%	10.50%	47.28%
ComEd Request	10/17/07	$345	2006	$6,753	8.57%	10.75%	45.04%
ICC Order	9/10/08	$274	2006	$6,694	8.36%	10.30%	45.04%

(a) On June 22, 2012 the ICC granted expedited rehearing in Docket 11-0721 on three aspects of the formula rate order. On October 3, 2012, the ICC issued its final order (Rehearing Order) in that rehearing, adopting ComEd's position on the return on its pension asset, resulting in an increase in ComEd's overall annual revenue requirement.
(b) Reflects ComEd's initial filing on April 16, 2014. Rate of Return on Equity and Equity Ratio reflect the reconciliation year amounts.
(c) Reflects ComEd's initial filing on April 29, 2013. Rate of Return on Equity and Equity Ratio reflect the reconciliation year amounts.
(d) Reflects ComEd's updated filing on June 5, 2013 to reflect changes applicable to Senate Bill 9. Rate of Return on Equity and Equity Ratio reflect the reconciliation year amounts.
(e) Reflects ComEd's Compliance filing in Docket 13-0318. Rate base reflects filing year amounts. Rate of Return, Return on Equity, and Equity Ratio reflect the reconciliation year amounts.
(f) ComEd updated 2013 rates as a result of SB9 and Docket No. 13-0286. The update reduced the total rev req increase in 2013 rates to $59M.

ComEd – Average Total Residential Rate

($/MWh)

Year	Transmission	Distribution	Energy	Other[a]	Total
2011	$7.49	41.40	73.14	3.78	125.81
2012	$7.98	42.70	70.13	4.72	125.53
2013	$8.92	41.79	59.60	3.67	113.98

(a) Primarily includes taxes and environmental cost recovery and energy efficiency riders.

12

State Regulation – PECO

Pennsylvania Public Utility Commission (PUC)

(www.puc.state.pa.us)

The PUC has five full-time members, each appointed by the Governor (currently Tom Corbett, Republican; term began in January 2011 and ends in January 2015) and confirmed by the Pennsylvania State Senate. The Commissioners serve for staggered five-year terms. Under Pennsylvania law, no more than three Commissioners may belong to the same political party as the Governor. The Chairman is designated by the Governor, and the Vice Chairman is selected by the PUC commissioners.

Commissioner	Party Affiliation	Service Began	Term Ends	Professional Experience
Robert F. Powelson (Chairman)	Republican	6/08	4/19	President/CEO of Chester County Chamber of Business and Industry; staff assistant to former U.S. Representative Curt Weldon (PA)
John F. Coleman Jr. (Vice Chairman)	Republican	6/10	4/17	President/CEO of Centre County Chamber of Business and Industry; Executive Director of the Jefferson County Department of Development
Pamela A. Witmer	Republican	6/11	4/16	Energy and environment practice lead at Bravo Group. President and CEO of Pennsylvania Chemical Industry Council; lead legislative liaison in PA Department of Environmental Protection; research analyst for PA House of Representatives
Gladys M. Brown	Democrat	6/13	4/18	Counsel to the Senate Democratic Leadership
James H. Cawley	Democrat	6/05	4/15	Attorney; majority counsel to the Pennsylvania Senate Consumer Affairs Committee

PECO Electric Distribution Rate Case

($ in millions)	Date	Revenue Increase	Test Year	Rate Base	Overall Rate of Return	Return on Equity	Equity Ratio
PECO Request[(a)]	3/31/10	$316	2010	$3,236	8.95%	11.75%	53.18%
PUC Order[(b)]	12/16/10	$225	2010	n/a	n/a	n/a	n/a

PECO Gas Delivery Rate Cases

($ in millions)	Date	Revenue Increase	Test Year	Rate Base	Overall Rate of Return	Return on Equity	Equity Ratio
PECO Request[(a)]	3/31/10	$44	2010	$1,100	8.95%	11.75%	53.18%
PUC Order[(b)]	12/16/10	$20	2010	n/a	n/a	n/a	n/a
PECO Request	3/31/08	$98	2008	$1,104	8.87%	11.50%	54.34%
PUC Order[(b)]	10/23/08	$77	2008	n/a	n/a	n/a	n/a

(a) Per original filing.
(b) PUC approved a joint settlement; no allowed return was specified. Increase related to December 2010 order was effective January 1, 2011.

PECO – Average Total Residential Rate

($/MWh)

Year	Transmission	Distribution	Energy Efficiency Surcharge	CTC[(c)]	Energy and Capacity	Total
2011	6.90	58.40	4.70	–	84.00	154.00
2012	8.04	59.95	2.42	–	88.52	158.93
2013	8.33	59.67	3.05	–	82.49	153.54

(c) The PUC authorized recovery in PECO's 1998 settlement of competitive transition charges (CTC) through 2010.

13

State Regulation – BGE

Maryland Public Service Commission (PSC)

(http://webapp.psc.state.md.us)

The PSC has five full-time members, each appointed by the Governor (currently Martin O'Malley, Democrat; 1st term began in January 2007; 2nd term ends in January 2015) and confirmed by the Maryland General Assembly. The Commissioners serve staggered five-year terms.

Commissioner	Party Affiliation	Service Began	Term Ends	Professional Experience
W. Kevin Hughes (Chairman)	Democrat	9/11	6/18	Attorney; Deputy Legislative Officer to Governors O'Malley, Glendening; Legislative Officer under Governor Schaefer; Principal Analyst for MD Department of Legislative Services
Harold D. Williams	Democrat	9/02	6/17	Director of Corporate Procurement Services at BGE; Chair of NARUC's Utility Market Access partnership Board; Chairman of MD/DC Minority Supplier Development Council; Board member of EEI Minority Business Development Committee, and DOE Minority Business Roundtable Committee
Lawrence Brenner	Democrat	3/07	6/15	Attorney; Chairman of Washington Metropolitan Area Transit Commission; Board member of Organization of PJM States; Deputy Chief ALJ for FERC; judge for the NRC; ALJ with U.S. Department of Labor
Kelly Speakes-Backman	Democrat	9/11	6/14	Board member of NARUC Committee on Energy Resources and the Environment and Regionall Greenhouse Gas Initiative; Clean Energy director at Maryland Energy Administration
Anne Hoskins	Democrat	8/13	6/16	Senior vice president of public affairs and sustainability for Public Service Enterprise; Senior counsel at Verizon Wireless from 2000 to 2007; a regulatory counsel at Verizon (Bell Atlantic- New York) from 1998 to 2000; associate attorney at McCarter and English, a New Jersey law firm, from 1995 to 1998; attorney at the U.S. Office of the Comptroller of the Currency from 1994 to 1995;Public Capital Program Coordinator at the Center for Policy Alternatives from 1989 to 1991; policy advisor in the New Jersey Governor's Office of Policy and Planning from 1986 to 1989.

BGE Electric Distribution Rate Case

($ in millions)	Date	Revenue Increase	Test Year	Adjusted Rate Base	Overall Rate of Return	Return on Equity	Equity Ratio
BGE Request	5/17/13	$82.6	2012-13	$2.823	7.75%	10.5%	51.10%
PSC Order	12/13/13	$33.6	2012-13	$2.753	7.49%	9.75%	51.10%
BGE Request	7/27/12	$130	2011-12	$2.710	7.96%	10.50%	48.40%
PSC Order	2/22/13	$81	2011-12	$2.635	7.60%	9.75%	48.40%

BGE Gas Distribution Rate Case

($ in millions)	Date	Revenue Increase	Test Year	Adjusted Rate Base	Overall Rate of Return	Return on Equity	Equity Ratio
BGE Request	5/17/13	$24.4	2012-13	$1.050	7.61%	10.35%	51.10%
PSC Order	12/13/13	$12.2	2012-13	$1.027	7.41%	9.60%	51.10%
BGE Request	7/27/12	$46	2011-12	$1.014	7.96%	10.50%	48.40%
PSC Order	2/22/13	$32	2011-12	$976	7.53%	9.60%	48.40%
BGE Request	5/7/10	$30	2009-10	$839	8.99%	11.65%	51.93%
PSC Order	12/6/10	$10	2009-10	$817	7.90%	9.56%	51.93%

BGE – Average Total Residential Rate ($/MWh)

Year	Energy	Transmission	Distribution	Other(a)	Total
2011	93.39	6.13	33.05	4.33	136.90
2012	85.54	7.87	33.35	4.78	131.54
2013	88.01	7.84	37.22	5.16	138.24

(a) Includes EmPowerMD Charge, RSP Charge/Misc Credits, taxes, and other surcharges.

14

Capital Structure and Capitalization Ratios for Exelon and Operating Companies

(at December 31)	2013		2012		2011	
Exelon (consolidated)	(in millions)	(in percent)	(in millions)	(in percent)	(in millions)	(in percent)
Total Debt	$20,121	46.7	$19,603	47.3	$13,405	48.1
Preferred Securities of Subsidiaries	–	–	87	0.2	87	0.3
Total Equity	22,940	53.3	21,730	52.5	14,388	51.6
Total Capitalization	$43,061		$41,420		$27,880	
Exelon Generation						
Total Debt	$7,751	37.8	$7,483	37.1	$3,679	29.7
Total Equity	12,742	62.2	12,665	62.9	8,708	70.3
Total Capitalization	$20,493		$20,148		$12,387	
ComEd						
Total Debt	$6,065	44.6	$5,773	44.1	$5,871	45.5
Total Shareholders' Equity	7,528	55.4	7,323	55.9	7,037	54.5
Total Capitalization	$13,593		$13,096		$12,908	
PECO						
Total Debt	$2,381	43.7	$2,341[a]	43.3	$2,381[a]	44.0
Preferred Securities [b]	–	–	87	1.6	87	1.6
Total Shareholders' Equity	3,065	56.3	2,982	55.1	2,938	54.3
Total Capitalization	$5,446		$5,410		$5,406	
Transition Debt					$–	
BGE[c]						
Total Debt	$2,404	48.5	$2,436	50.8	n/a	n/a
Preferred Securities	190	3.8	190	4.0	n/a	n/a
Total Shareholders' Equity	2,365	47.7	2,168	45.2	n/a	n/a
Total Capitalization	$4,959		$4,794		n/a	

Note: Percentages may not add due to rounding.

(a) Includes PECO's accounts receivable agreement at December 31, 2012 and 2011 of $210 million and $225 million, respectively, which is classified as a short-term note payable.

(b) On March 25, 2013, PECO Energy Company (PECO) issued a press release announcing that it had issued a notice of redemption for all of the outstanding shares of its preferred stock, effective May 1, 2013.

(c) BGE was not part of Exelon in 2011.

15

16 Reconciliation of Adjusted (non-GAAP) Operating Earnings to GAAP Consolidated Statements of Operations (unaudited)

Exelon Corporation Twelve Months Ended December 31, 2013 Twelve Months Ended December 31, 2012(a)

(in millions, Adjusted Adjusted

except per share data) GAAP(b) Adjustments Non-GAAP GAAP(b) Adjustments Non-GAAPP

Operating revenues $24,888 $ 541(c),(d) $ 25,442 $ 23,489 $1,185(c),(d),(e),(n) $24,674

Operating expenses Purchased power and fuel 9,468 563(c),(d) 11,300 10,157 607(c),(d),(e),(f) 10,764

Operating and maintenance 7,270 (312)(e),(f),(g),(h),(i) 6,958 7,961 (1,182)(d),(e),(f),(h), 6,779

Depreciation, amortization 2,153 (5)(e),(f) 2,148 1,881 (47)(e),(f) 1,834

Taxes other than income 1,095 – 1,095 1,019 (9)(e),(f),(n) 1,010

Total operating expenses 21,255 246 21,501 21,018 (631) 20,387

Equity in earnings (loss) of unconsolidated affiliates 10 92(d),(f) 102 (91) 150(d),(f) 59

Operating income 3,656 387 4,043 2,380 1,966 4,346

Other income and (deductions) Interest expense (1,356) 370(f),(g),(j),(k) (986) (928) (13)(f),(j) (941)

Other, net 473 (235)(e),(f),(j),(l) 238 346 (94)(e),(f),(l) 252

Total other income and (deductions) (883) 135 (748) (582) (107) (689)

Income before income taxes 2,773 522 3,295 1,798 1,859 3,657

Income taxes 1,044 88(i),(j),(k),(l),(m) 1,132 627 689(j),(i),(l),(m),(n),(o) 1,316

Net income 1,729 434 2,163 1,171 1,170 2,341

Net income attributable to noncontrolling interests, preferred security dividends and preference stock dividends 10 4(g) 14 11 – 11

Net income attributable to common shareholders $1,719 $430 $2,149 $1,160 $1,170 $ 2,330

Effective tax rate 37.6% 34.4% 34.9% 36.0%

Earnings per average common share Basic $ 2.01 $ 0.50 $ 2.51 $ 1.42 $1.43 $ 2.85

Diluted $ 2.00 $ 0.50 $ 2.50 $ 1.42 $1.43 $ 2.85

Average common shares outstanding Basic 856 856 816 816

Diluted 860 860 819 819

(i),(l),(m),(n),(o)

(c),(d),(e),(f),(g),(h)

(c),(d),(e),(f),(h),

17 Reconciliation of Adjusted (non-GAAP) Operating Earningsto GAAP Consolidated Statements of Operations (unaudited)

Exelon Corporation (continued)

Effect of adjustments on earnings per average diluted common share recorded in accordance with GAAP:

2013 2012

Mark-to-market impact of economic hedging activities(c) $(0.35) $(0.38)

Amortization of commodity contract intangibles(d) 0.41 0.93

Plant retirements and divestitures(e) (0.02) 0.29

Merger and integration costs(f) 0.08 0.31

Long-lived asset impairment(g) 0.14 –

Asset retirement obligation(h) 0.01 –

Midwest Generation bankruptcy charges(i) 0.02 0.01

Amortization of the fair value of certain debt(j) (0.01) (0.01)

Remeasurement of like-kind exchange tax position(k) 0.31 –

Unrealized gains related to NDT fund investments(l) (0.09) (0.07)

Reassessment of state deferred income taxes(m) – (0.14)

Maryland commitments(n) – 0.28

FERC settlement(o) – 0.21

Total adjustments $ 0.50 $ 1.43

(a) For the twelve months ended December 31, 2012, includes financial results for Constellation and BGE beginning on March 12, 2012, the date the merger was completed.

(b) Results reported in accordance with GAAP.

(c) Adjustment to exclude the mark-to-market impact of Exelon’s economic hedging activities, net of intercompany eliminations.

(d) Adjustment to exclude the non-cash amortization of intangible assets, net, related to commodity contracts recorded at fair value at the merger date.

(e) Adjustment to exclude the impacts associated with the sale or retirement of generating stations.

(f) Adjustment to exclude certain costs incurred associated with the merger, including employee-related expenses (e.g. severance, retirement, relocation and retention bonuses), integration initiatives, certain pre-acquisition contingencies and CENG transaction costs.

(g) Adjustment to exclude the impairment of the cancellation of previously capitalized nuclear uprate projects and the impairment of certain wind generating assets.

(h) Adjustment in 2013 to exclude an increase in Generation’s asset retirement obligation primarily for asbestos at retired fossil power plants, and in 2012 to exclude a decrease in Generation’s asset retirement obligation for certain retired fossil-fueled generation stations.

(i) Adjustment to exclude estimated liabilities pursuant to the Midwest Generation bankruptcy.

(j) Adjustment to exclude the non-cash amortization of certain debt recorded at fair value at the merger date, which was retired in the second quarter of 2013.

(k) Adjustment to exclude a non-cash charge to earnings resulting from the first quarter 2013 remeasurement of a like-kind exchange tax position taken on ComEd’s 1999 sale of fossil generating assets.

(l) Adjustment to exclude the unrealized gains on NDT fund investments to the extent not offset by contractual accounting as described in the notes to the consolidated financial statements.

(m) Adjustment to exclude the non-cash impacts of the remeasurement of state deferred income taxes, primarily as a result of changes in forecasted apportionment in 2013 and as a result of the merger in 2012.

(n) Adjustment to exclude costs incurred as part of the Maryland order approving the merger transaction.

(o) Adjustment to exclude costs associated with a March 2012 settlement with the FERC to resolve a dispute related to Constellation’s prior period hedging and risk management transactions.

Reconciliation of Adjusted (non-GAAP) Operating Earnings
to GAAP Consolidated Statements of Operations (unaudited)

Exelon Generation

(in millions)	Twelve Months Ended December 31, 2013			Twelve Months Ended December 31, 2012[a]		
	GAAP[b]	Adjustments	Adjusted Non-GAAP	GAAP[b]	Adjustments	Adjusted Non-GAAPP
Operating revenues	$15,630	$547[c],[d]	$16,190	$14,437	$1,065[c],[d],[l]	$15,502
Operating expenses						
Purchased power and fuel	8,197	563[c],[d]	8,773	7,061	607[c],[d],[e],[i]	7,668
Operating and maintenance	4,534	(285)[e],[f],[g],[h],[i]	4,249	5,028	(889)[d],[e],[g],[h],[i],[m],[n]	4,139
Depreciation, amortization, accretion and depletion	856	(5)[e],[i]	851	768	(47)[e],[i]	721
Taxes other than income	389	–	389	369	(11)[i]	358
Total operating expenses	13,989	273	14,262	13,226	(340)	12,886
Equity in earnings of unconsolidated affiliates	10	92[d],[e]	102	(91)	150[d],[e]	59
Operating income	1,664	366	2,030	1,120	1,555	2,675
Other income and deductions						
Interest expense	(357)	2[e],[i],[l]	(355)	(301)	(16)[l]	(317)
Other, net	368	(235)[e],[i],[j],[l]	133	239	(94)[e],[i],[j]	145
Total other income and deductions	11	(233)	(222)	(62)	(110)	(172)
Income before income taxes	1,675	133	1,808	1,058	1,445	2,503
Income taxes	615	(3)[c],[d],[e],[f],[g],[h],[i],[j],[k],[l]	612	500	459[c],[d],[e],[g],[h],[i],[j],[k],[l],[m],[n]	959
Net Income	1,060	136	1,196	558	986	1,544
Net loss attributable to noncontrolling interests	(10)	4[f]	(6)	(4)	–	(4)
Net income on common stock	$ 1,070	$ 132	$ 1,202	$ 562	$986	$ 1,548

(a) Includes financial results for Constellation beginning on March 12, 2012, the date the merger was completed.
(b) Results reported in accordance with GAAP.
(c) Adjustment to exclude the mark-to-market impact of Generation's economic hedging activities.
(d) Adjustment to exclude the non-cash amortization of intangible assets, net, related to commodity contracts recorded at fair value at the merger date.
(e) Adjustment to exclude certain costs incurred associated with the merger, including employee-related expenses (e.g. severance, retirement, relocation and retention bonuses), integration initiatives, certain pre-acquisition contingencies, and CENG transaction costs.
(f) Adjustment to exclude the impairment of certain wind generating assets.
(g) Adjustment to exclude Generation's asset retirement obligation in 2013 primarily for asbestos at retired fossil power plants and a decrease in Generation's asset retirement obligation for certain retired fossil-fueled generating stations in 2012.
(h) Adjustment to exclude estimated liabilities pursuant to the Midwest Generation bankruptcy.
(i) Adjustment to exclude the impacts associated with the sale or retirement of generating stations.
(j) Adjustment to exclude the unrealized gains on NDT fund investments to the extent not offset by contractual accounting as described in the notes to the consolidated financial statements.
(k) Adjustment to exclude the non-cash impacts of the remeasurement of state deferred income taxes primarily as a result of changes in forecasted apportionment in 2013 and as a result of the merger in 2012.
(l) Adjustment to exclude the non-cash amortization of certain debt recorded at fair value at the merger date, which was retired in the second quarter of 2013.
(m) Adjustment to exclude costs incurred as part of the Maryland order approving the merger transaction.
(n) Adjustment to exclude costs incurred as part of a March 2012 settlement with the FERC to resolve a dispute related to Constellation's prior period hedging and risk management transactions.

18

Reconciliation of Adjusted (non-GAAP) Operating Earnings
to GAAP Consolidated Statements of Operations (unaudited)

ComEd

	Twelve Months Ended December 31, 2013			Twelve Months Ended December 31, 2012		
(in millions)	GAAP[(a)]	Adjustments	Adjusted Non-GAAP	GAAP[(a)]	Adjustments	Adjusted Non-GAAPP
Operating revenues	$4,464	$ –	$4,464	$5,443	$ –	$5,443
Operating expenses						
Purchased power	1,174	–	1,174	2,307	–	2,307
Operating and maintenance	1,368	(2)[(b)]	1,366	1,345	(5)[(b)]	1,340
Depreciation, amortization	669	–	669	610	–	610
Taxes other than income	299	–	299	295	–	295
Total operating expenses	3,510	(2)	3,508	4,557	(5)	4,552
Operating income	954	2	956	886	5	891
Other income and deductions						
Interest expense	(579)	287[(c)]	(292)	(307)	–	(307)
Other, net	26	–	26	39	–	39
Total other income and deductions	(553)	287	(266)	(268)	–	(268)
Income before income taxes	401	289	690	618	5	623
Income taxes	152	117[(b),(c)]	269	239	3[(b)]	242
Net income	$ 249	$ 172	$ 421	$ 379	$ 2	$ 381

(a) Results reported in accordance with GAAP.

(b) Adjustment to exclude certain costs incurred associated with the merger, including employee-related expenses (e.g. severance, retirement, relocation and retention bonuses), integration initiatives, certain pre-acquisition contingencies and CENG transaction costs.

(c) Adjustment to exclude a non-cash charge to earnings resulting from the first quarter 2013 remeasurement of a like-kind exchange tax position taken on ComEd's 1999 sale of fossil generating assets.

19

Reconciliation of Adjusted (non-GAAP) Operating Earnings
to GAAP Consolidated Statements of Operations (unaudited)

PECO

	Twelve Months Ended December 31, 2013			Twelve Months Ended December 31, 2012		
(in millions)	GAAP[(a)]	Adjustments	Adjusted Non-GAAP	GAAP[(a)]	Adjustments	Adjusted Non-GAAPP
Operating revenues	$3,100	$ –	$3,100	$3,186	$ –	$3,186
Operating expenses						
Purchased power and fuel	1,300	–	1,300	1,375	–	1,375
Operating and maintenance	748	(9)[(b)]	739	809	(17)[(b)]	792
Depreciation, amortization	228	–	228	217	–	217
Taxes other than income	158	–	158	162	–	162
Total operating expenses	2,425	(9)	2,434	2,563	(17)	2,546
Operating income	666	9	675	623	17	640
Other income and deductions						
Interest expense	(115)	–	(115)	(123)	–	(123)
Other, net	6	–	6	8	–	8
Total other income and deductions	(109)	–	(109)	(115)	–	(115)
Income before income taxes	557	9	566	508	17	525
Income taxes	162	4[(b)]	166	127	7[(b)]	134
Net Income	395	5	400	381	10	391
Preferred security dividends	7	–	7	4	–	4
Net income on common stock	$ 388	$ 5	$ 393	$ 377	$ 10	$ 387

(a) Results reported in accordance with GAAP.

(b) Adjustment to exclude certain costs incurred associated with the merger, including employee-related expenses (e.g. severance, retirement, relocation and retention bonuses), integration initiatives, certain pre-acquisition contingencies and CENG transaction costs.

20

Reconciliation of Adjusted (non-GAAP) Operating Earnings
to GAAP Consolidated Statements of Operations (unaudited)

BGE

	Twelve Months Ended December 31, 2013			Twelve Months Ended December 31, 2012		
(in millions)	GAAP[(a)]	Adjustments	Adjusted Non-GAAP	GAAP[(a)]	Adjustments	Adjusted Non-GAAPP
Operating revenues	$ 3,065	$ –	$ 3,065	$ 2,091	$ 113[(c)]	$ 2,204
Operating expenses						
Purchased power	1,421	–	1,421	1,052	–	1,052
Operating and maintenance	634	3[(b)]	637	596	(37)[(b),(c)]	559
Depreciation, amortization	348	–	348	238	–	238
Taxes other than income	213	–	213	167	2[(c)]	169
Total operating expenses	2,616	3	2,619	2,053	(35)	2,018
Operating income (loss)	449	(3)	446	38	148	186
Other income and (deductions)						
Interest expense	(122)	–	(122)	(111)	–	(111)
Other, net	17	–	17	19	–	19
Total other income and (deductions)	(105)	–	(105)	(92)	–	(92)
Income (loss) before income taxes	344	(3)	341	(54)	148	94
Income taxes	134	(1)[(b)]	133	(23)	60[(b),(c)]	37
Net income (loss)	210	(2)	208	(31)	88	57
Preference stock dividends	13	–	13	11	–	11
Net income (loss) attributable to common shareholders	$ 197	$ (2)	$ 195	$ (42)	$ 88	$ 46

(a) Results reported in accordance with GAAP.

(b) Adjustment to exclude certain costs incurred associated with the merger, including employee-related expenses (e.g. severance, retirement, relocation and retention bonuses), integration initiatives, certain pre-acquisition contingencies and CENG transaction costs.

(c) Adjustment to exclude costs incurred as part of the Maryland order approving the merger transaction.

21

Supply and Sales Statistics

Exelon Generation – Annual Electric Supply and Sales Statistics

(in GWhs)	Twelve Months Ended December 31, 2013	2012[a]
Supply		
Nuclear Generation[b]		
Mid-Atlantic	48,881	47,337
Midwest	93,245	92,525
Total Nuclear Generation	142,126	139,862
Fossil and Renewables[b]		
Mid-Atlantic[b][d]	11,714	8,808
Midwest	1,478	971
New England	10,896	9,965
ERCOT	6,453	6,182
Other[e]	6,664	5,913
Total Fossil and Renewables	37,205	31,839
Purchased Power		
Mid-Atlantic[c]	14,092	20,830
Midwest	4,408	9,805
New England	7,655	9,273
New York[c]	13,642	11,457
ERCOT	15,063	23,302
Other[e]	14,931	17,327
Total Purchased Power	69,791	91,994
Total Supply/Sales by Region[g]		
Mid-Atlantic[f]	74,687	76,975
Midwest[f]	99,131	103,301
New England	18,551	19,238
New York	13,642	11,457
ERCOT	21,516	29,484
Other[e]	21,595	23,240
Total Supply/Sales by Region	249,122	263,695
Average Margin ($/MWh)[h][i]		
Mid-Atlantic[j]	$43.78	$44.60
Midwest[j]	26.09	29.02
New England	9.97	10.19
New York	(0.29)	6.63
ERCOT	20.26	13.74
Other[e]	9.31	5.64
Average Margin – Overall Portfolio	$26.79	$27.45
Around-the-clock Market Prices ($/MWh)[k]		
PJM West Hub	$37.33	$33.91
NiHub	31.36	28.97
NEPOOL Mass Hub	2.75	6.06
NYPP Zone A	38.23	31.02
ERCOT North Spark Spread	1.40	3.23

(a) Includes results for Constellation beginning on March 12, 2012, the date the merger was completed.
(b) Includes the proportionate share of output where Generation has an undivided ownership interest in jointly-owned generating plants and does not include ownership through equity method investments (e.g. CENG).
(c) Purchased power includes physical volumes of 12,067 GWh and 9,925 GWh in the Mid-Atlantic and 12,165 GWh and 9,350 GWh in New York as a result of the PPA with CENG for the years ended December 31, 2013 and 2012 respectively.
(d) Excludes generation under the reliability-must-run rate schedule and generation of Brandon Shores, H.A. Wagner, and C.P. Crane, the generating facilities divested in Q4 2012 as a result of the Exelon and Constellation merger.
(e) Other Regions includes South, West and Canada, which are not considered individually significant.
(f) Includes affiliate sales to PECO and BGE in the Mid-Atlantic region and affiliate sales to ComEd in the Midwest region.
(g) Total sales do not include physical proprietary trading volumes of 8,762 GWh, 5,742 GWh and 3,625 GWh for the years ended December 31, 2013, 2012 and 2011, respectively.
(h) Excludes Generation's other business activities not allocated to a region, including retail and wholesale gas, upstream natural gas, proprietary trading, energy efficiency, energy management and demand response, and the design, construction and operation of renewable energy facilities. Also excludes Generation's compensation under the reliability-must-run rate schedule, the financial results of Brandon Shores, H.A. Wagner, and C.P. Crane, the generating facilities divested in Q4 2012 as a result of the merger, amortization of certain intangible assets relating to commodity contracts recorded at fair value as a result of the Exelon and Constellation merger and other miscellaneous revenues not allocated to a region.
(i) Excludes the mark-to-market impact of Generation's economic hedging activities.
(j) Includes affiliate sales to PECO and BGE in the Mid-Atlantic region and affiliate sales to ComEd and settlements of the ComEd swap in the Midwest region.
(k) Represents the average for twelve months ended December 31, 2013 and 2012.

22

Supply and Sales Statistics

Exelon Generation – Electric Supply and Sales by Quarter

(in GWhs)	Three Months Ended December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
Supply					
Nuclear Generation[a]					
Mid-Atlantic	11,900	12,424	11,794	12,762	11,547
Midwest	23,429	23,741	22,807	23,269	23,335
Total Nuclear Generation	35,329	36,165	34,601	36,031	34,882
Fossil and Renewables[a]					
Mid-Atlantic[a][c]	2,951	2,808	2,796	3,160	2,154
Midwest	363	217	318	581	300
New England	1,763	3,609	3,132	2,392	2,368
ERCOT	1,582	2,522	1,617	733	755
Other[d]	1,064	1,913	1,431	2,254	1,358
Total Fossil and Renewables	7,723	11,069	9,294	9,120	6,935
Purchased Power					
Mid-Atlantic[b]	3,955	4,289	2,616	3,233	4,332
Midwest	498	707	1,503	1,700	2,661
New England	2,605	2,178	1,365	1,507	2,304
New York[b]	3,493	3,565	3,073	3,511	3,678
ERCOT	2,792	3,803	4,269	4,199	6,043
Other[d]	2,986	3,244	4,998	3,703	4,172
Total Purchased Power	16,329	17,786	17,824	17,853	23,190
Total Supply/Sales by Region[f]					
Mid-Atlantic[e]	18,806	19,521	17,206	19,155	18,033
Midwest[e]	24,290	24,665	24,628	25,550	26,296
New England	4,368	5,787	4,497	3,899	4,672
New York	3,493	3,565	3,073	3,511	3,678
ERCOT	4,374	6,325	5,886	4,932	6,798
Other[d]	4,050	5,157	6,429	5,957	5,530
Total Supply/Sales by Region	59,381	65,020	61,719	63,004	65,007

(a) Includes the proportionate share of output where Generation has an undivided ownership interest in jointly-owned generating plants and does not include ownership through equity method investments (e.g. CENG).
(b) Purchased power includes physical volumes of 3,226 GWhs, 3,138 GWhs, 3,114 GWhs, 2,588 GWhs, and 3,255 GWhs in the Mid-Atlantic and 3,051 GWhs, 3,147 GWhs, 2,655 GWhs, 3,213 GWhs, and 2,814 GWhs in New York as a result of the PPA with CENG for the three months ended December 31, 2013, September 30, 2013, June 30, 2013, March 31, 2013, and December 31, 2012, respectively.
(c) Excludes generation of Brandon Shores, H.A. Wagner and C.P. Crane, the generating facilities divested in Q4 2012 as a result of the Exelon and Constellation merger.
(d) Other Regions includes South, West and Canada, which are not considered individually significant.
(e) Includes affiliate sales to PECO and BGE in the Mid-Atlantic region and affiliate sales to ComEd in the Midwest region.
(f) Total sales do not include physical trading volumes of 2,696 GWhs, 2,499 GWhs, 1,995 GWhs, 1,572 GWhs, and 2,977 GWhs, for the three months ended December 31, 2013, September 30, 2013, June 30, 2013, March 31, 2013, and December 31, 2012, and respectively.
(g) Excludes Generation's other business activities not allocated to a region, including retail and wholesale gas, upstream natural gas, proprietary trading, energy efficiency, energy management and demand response, and the design, construction and operation of renewable energy facilities. Also excludes the financial results of Brandon Shores, H.A. Wagner, and C.P. Crane, the generating facilities divested in Q4 2012 as a result of the merger, amortization of certain intangible assets relating to commodity contracts recorded at fair value as a result of the Exelon and Constellation merger and other miscellaneous revenues not allocated to a region.
(h) Excludes the mark-to-market impact of Generation's economic hedging activities.
(i) Includes affiliate sales to PECO and BGE in the Mid-Atlantic region and affiliate sales to ComEd and settlements of the ComEd swap in the Midwest region.
(j) Represents the average for the quarter.
(k) Outage days exclude Salem and CENG.

23

Supply and Sales Statistics

Exelon Generation – Electric Supply and Sales by Quarter (continued)

	Three Months Ended				
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
Average Margin ($/MWh)[g][h]					
Mid-Atlantic[i]	$42.38	$44.26	$44.64	$44.04	$48.24
Midwest[i]	24.00	24.37	27.77	28.08	26.09
New England	9.62	10.71	11.12	7.63	3.64
New York	3.72	(2.52)	4.56	(6.27)	4.35
ERCOT	18.06	22.77	19.03	20.54	13.39
Other[d]	13.58	7.95	9.18	7.61	7.96
Average Margin – Overall Portfolio	$26.42	$26.19	$27.33	$27.23	$26.52
Around-the-clock Market Prices ($/MWh)[j]					
PJM West Hub	$35.70	$38.79	$37.63	$37.53	$35.94
NiHub	29.94	32.88	31.77	30.93	28.37
New England Mass Hub ATC Spark Spread	1.33	12.56	4.96	(6.63)	3.07
NYPP Zone A	38.23	39.75	34.38	40.23	34.70
ERCOT North Spark Spread	2.09	4.39	(0.20)	(0.66)	(0.27)

	Three Months Ended				
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
Outage Days[k]					
Refueling	94	43	47	49	113
Non-refueling	33	5	31	6	1
Total Outage Days	127	48	78	55	114

(a) Includes the proportionate share of output where Generation has an undivided ownership interest in jointly-owned generating plants and does not include ownership through equity method investments (e.g. CENG).
(b) Purchased power includes physical volumes of 3,226 GWhs, 3,138 GWhs, 3,114 GWhs, 2,588 GWhs, and 3,255 GWhs in the Mid-Atlantic and 3,051 GWhs, 3,147 GWhs, 2,655 GWhs, 3,213 GWhs, and 2,814 GWhs in New York as a result of the PPA with CENG for the three months ended December 31, 2013, September 30, 2013, June 30, 2013, March 31, 2013, and December 31, 2012, respectively.
(c) Excludes generation of Brandon Shores, H.A. Wagner and C.P. Crane, the generating facilities divested in Q4 2012 as a result of the Exelon and Constellation merger.
(d) Other Regions includes South, West and Canada, which are not considered individually significant.
(e) Includes affiliate sales to PECO and BGE in the Mid-Atlantic region and affiliate sales to ComEd in the Midwest region.
(f) Total sales do not include physical trading volumes of 2,696 GWhs, 2,499 GWhs, 1,995 GWhs, 1,572 GWhs, and 2,977 GWhs, for the three months ended December 31, 2013, September 30, 2013, June 30, 2013, March 31, 2013, and December 31, 2012, and respectively.
(g) Excludes Generation's other business activities not allocated to a region, including retail and wholesale gas, upstream natural gas, proprietary trading, energy efficiency, energy management and demand response, and the design, construction and operation of renewable energy facilities. Also excludes the financial results of Brandon Shores, H.A. Wagner, and C.P. Crane, the generating facilities divested in Q4 2012 as a result of the merger, amortization of certain intangible assets relating to commodity contracts recorded at fair value as a result of the Exelon and Constellation merger and other miscellaneous revenues not allocated to a region.
(h) Excludes the mark-to-market impact of Generation's economic hedging activities.
(i) Includes affiliate sales to PECO and BGE in the Mid-Atlantic region and affiliate sales to ComEd and settlements of the ComEd swap in the Midwest region.
(j) Represents the average for the quarter.
(k) Outage days exclude Salem and CENG.

24

Supply and Sales Statistics

ComEd – Electric Sales Statistics, Revenue and Customer Detail

Three Months Ended December 31, 2013 and 2012

	Electric Deliveries (in GWhs)				Revenue (in millions)		
	2013	2012	% Change	Weather-Normal % Change	2013	2012	% Change
Retails Deliveries and Sales[a]							
Residential	6,646	6,183	7.5%	2.0%	$485	$665	(27.1)%
Small Commercial & Industrial	7,920	7,792	1.6%	(0.7)%	303	342	(11.4)%
Large Commercial & Industrial	6,752	6,595	2.4%	(0.0)%	100	99	1.0%
Public Authorities & Electric Railroads	358	340	5.3%	(1.6)%	13	13	0.0%
Total Retail	21,676	20,910	3.7%	0.4%	901	1,119	(19.5)%
Other Revenue[b]					167	170	(1.8)%
Total Electric Revenue					$1,068	$1,289	(17.1)%
Purchased Power					$243	$421	(42.3)%

Heating and Cooling Degree-Days	2013	2012	Normal	% Change From 2012	% Change From Normal
Heating Degree-Days	2,487	2,030	2,293	22.5%	8.5%
Cooling Degree-Days	25	3	11	733.3%	127.3%

Twelve Months Ended December 31, 2013 and 2012

	Electric Deliveries (in GWhs)				Revenue (in millions)		
	2013	2012	% Change	Weather-Normal % Change	2013	2012	% Change
Retails Deliveries and Sales[a]							
Residential	27,800	28,528	(2.6)%	(0.0)%	$2,073	$3,037	(31.7)%
Small Commercial & Industrial	32,305	32,534	(0.7)%	(0.5)%	1,250	1,339	(6.6)%
Large Commercial & Industrial	27,684	27,643	0.1%	(0.3)%	427	395	8.1%
Public Authorities & Electric Railroads	1,355	1,272	6.5%	8.2%	48	44	9.1%
Total Retail	89,144	89,977	(0.9)%	(0.2)%	3,798	4,815	(21.1)%
Other Revenue[b]					666	628	6.1%
Total Electric Revenue					$4,464	$5,443	(18.0)%
Purchased Power					$1,174	$2,307	(49.1)%

Heating and Cooling Degree-Days	2013	2012	Normal	% Change From 2012	% Change From Normal
Heating Degree-Days	6,603	5,065	6,341	30.4%	4.1%
Cooling Degree-Days	933	1,324	842	(29.5)%	10.8%

Number of Electric Customers	2013	2012
Residential	3,480,398	3,455,546
Small Commercial & Industrial	367,596	365,357
Large Commercial & Industrial	1,984	1,980
Public Authorities & Electric Railroads	4,853	4,812
Total	3,854,804	3,827,695

(a) Reflects delivery volumes and revenues from customers purchasing electricity directly from ComEd and customers purchasing electricity from a competitive electric generation supplier, as all customers are assessed delivery charges. For customers purchasing electricity from ComEd, revenue also reflects the cost of energy and transmission.

(b) Other revenue primarily includes transmission revenue from PJM. Other items include rental revenues, revenues related to late payment charges, assistance provided to other utilities through mutual assistance programs, recoveries of environmental costs associated with MGP sites, and intercompany revenues.

25

Supply and Sales Statistics

PECO– Electric Sales Statistics, Revenue and Customer Detail

	Three Months Ended December 31, 2013 and 2012 Electric and Gas Deliveries				Revenue (in millions)		
	2013	2012	% Change	Weather-Normal % Change	2013	2012	% Change
Electric (in GWhs)							
Retails Deliveries and Sales[(a)]							
Residential	3,207	3,079	4.1%	(0.3)%	$395	$392	0.8%
Small Commercial & Industrial	1,990	1,908	4.3%	0.8%	109	105	3.8%
Large Commercial & Industrial	3,742	3,708	0.9%	(0.4)%	51	53	(3.8)%
Public Authorities & Electric Railroads	218	229	(4.9)%	(4.9)%	7	7	0.0%
Total Retail	9,157	8,924	2.6%	(0.3)%	562	557	0.9%
Other Revenue[(b)]					60	54	11.1%
Total Electric Revenue					622	611	1.8%
Gas (in mmcfs)							
Retails Deliveries and Sales							
Retail Sales[(c)]	18,725	17,466	7.2%	0.8%	176	165	6.7%
Transportation and Other	7,209	7,209	(1.1)%	(4.1)%	7	14	(50.0)%
Total Gas	25,934	24,756	4.8%	(0.6)%	183	179	2.2%
Total Electric and Gas Revenues					805	790	1.9%
Purchased Power and Fuel					347	342	1.5%

				% Change	
Heating and Cooling Degree-Days	2013	2012	Normal	From 2012	From Normal
Heating Degree-Days	1,577	1,482	1,629	6.4%	(3.2)%
Cooling Degree-Days	65	31	19	109.7%	242.1%

(a) Reflects delivery volumes and revenues from customers purchasing electricity directly from PECO and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from PECO, revenue also reflects the cost of energy and transmission.
(b) Other revenue includes transmission revenue from PJM and wholesale electric revenues.
(c) Reflects delivery volumes and revenues from customers purchasing natural gas directly from PECO and customers purchasing natural gas from a competitive natural gas supplier as all customers are assessed distribution charges. For customers purchasing natural gas from PECO, revenue also reflects the cost of natural gas.

26

Supply and Sales Statistics

PECO – Electric Sales Statistics, Revenue and Customer Detail

	Twelve Months Ended December 31, 2013 and 2012 Electric and Gas Deliveries				Revenue (in millions)		
	2013	2012	% Change	Weather-Normal % Change	2013	2012	% Change
Electric (in GWhs)							
Retails Deliveries and Sales[a]							
Residential	13,341	13,233	0.8%	(0.0)%	$1,592	$1,689	(5.7)%
Small Commercial & Industrial	8,101	8,063	0.5%	(1.1)%	433	462	(6.3)%
Large Commercial & Industrial	15,379	15,253	0.8%	1.5%	224	232	(3.4)%
Public Authorities & Electric Railroads	930	943	(1.4)%	(1.4)%	30	31	(3.2)%
Total Retail	37,751	37,492	0.7%	0.3%	2,279	2,414	(5.6)%
Other Revenue[b]					221	226	(2.2)%
Total Electric Revenue					2,500	2,640	(5.3)%
Gas (in mmcfs)							
Retails Deliveries and Sales							
Retail Sales[c]	57,613	49,767	15.8%	(0.1)%	562	509	10.4%
Transportation and Other	28,089	26,687	5.3%	0.5%	38	37	2.7%
Total Gas	85,702	76,454	12.1%	0.1%	600	546	9.9%
Total Electric and Gas Revenues					$3,100	3,186	(2.7)%
Purchased Power and Fuel					$1,300	1,375	(5.5)%

Heating and Cooling Degree-Days	2013	2012	Normal	% Change From 2012	% Change From Normal
Heating Degree-Days	4,474	3,747	4,603	19.4%	(2.8)%
Cooling Degree-Days	1,411	1,603	1,301	(12.0)%	8.5%

Number of Electric Customers	2013	2012
Residential	1,423,068	1,417,773
Small Commercial & Industrial	149,117	148,803
Large Commercial & Industrial	3,105	3,111
Public Authorities & Electric Railroads	9,668	9,660
Total	1,584,958	1,579,347

Number of Gas Customers	2013	2012
Residential	458,356	454,502
Commercial & Industrial	42,174	41,836
Total Retail	500,530	496,338
Transportation	909	903
Total	501,439	497,241

(a) Reflects delivery volumes and revenues from customers purchasing electricity directly from PECO and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from PECO, revenue also reflects the cost of energy and transmission.
(b) Other revenue includes transmission revenue from PJM and wholesale electric revenues.
(c) Reflects delivery volumes and revenues from customers purchasing natural gas directly from PECO and customers purchasing natural gas from a competitive natural gas supplier as all customers are assessed distribution charges. For customers purchasing natural gas from PECO, revenue also reflects the cost of natural gas.

27

Supply and Sales Statistics

BGE – Electric Sales Statistics, Revenue and Customer Detail

	Three Months Ended December 31, 2013 and 2012 Electric and Gas Deliveries			Revenue (in millions)		
	2013	2012	% Change	2013	2012	% Change
Electric (in GWhs)						
Retails Deliveries and Sales[a]						
Residential	3,227	3,026	6.6%	$347	$314	10.5%
Small Commercial & Industrial	735	674	9.1%	60	55	9.1%
Large Commercial & Industrial	3,293	3,378	(2.5)%	106	91	16.5%
Public Authorities & Electric Railroads	78	80	(2.5)%	8	7	14.3%
Total Retail	7,333	7,158	2.4%	521	467	11.6%
Other Revenue[b]				71	62	14.5%
Total Electric Revenue				592	529	11.9%
Gas (in mmcfs)						
Retails Deliveries and Sales[c]						
Retail Sales	28,166	26,333	7.0%	180	159	13.2%
Transportation and Other[d]	4,082	3,145	29.8%	22	15	46.7%
Total Gas	32,248	29,478	9.4%	202	174	16.1%
Total Electric and Gas Revenues				794	703	12.9%
Purchased Power and Fuel				362	326	11.0%

Heating and Cooling Degree-Days	2013	2012	Normal	% Change From 2012	% Change From Normal
Heating Degree-Days	1,690	1,616	1,678	4.6%	0.7%
Cooling Degree-Days	39	25	26	56.0%	50.0%

(a) Reflects delivery volumes and revenues from customers purchasing electricity directly from BGE and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from BGE, revenue also reflects the cost of energy and transmission.
(b) Other revenue includes wholesale transmission revenue and late payment charges.
(c) Reflects delivery volumes and revenues from customers purchasing natural gas directly from BGE and customers purchasing natural gas from a competitive natural gas supplier as all customers are assessed distribution charges. For customers purchasing natural gas from BGE, revenue also reflects the cost of natural gas.
(d) Transportation and other gas revenue includes off-system revenue of 4,082 mmcfs ($19 million) and 3,145 mmcfs ($14 million) for the three months ended December 31, 2013 and 2012, respectively, and 12,210 mmcfs ($55 million) and 12,221 mmcfs ($40 million) for the twelve months ended December 31, 2013 and from March 12, 2012 through December 31, 2012, respectively.

28

Supply and Sales Statistics

BGE – Electric Sales Statistics, Revenue and Customer Detail

	Twelve Months Ended December 31, 2013 and 2012 Electric and Gas Deliveries			Revenue (in millions)		
	2013	2012	% Change	2013	2012	% Change
Electric (in GWhs)						
Retails Deliveries and Sales[(a)]						
Residential	13,077	12,719	n.m.	$1,404	$996	n.m.
Small Commercial & Industrial	3,035	2,990	n.m.	257	197	n.m.
Large Commercial & Industrial	14,339	14,956	n.m.	439	318	n.m.
Public Authorities & Electric Railroads	317	329	n.m.	31	25	n.m.
Total Retail	30,768	30,994	n.m.	2,131	1,536	n.m.
Other Revenue[(b)]				274	198	n.m.
Total Electric Revenue				2,405	1,734	n.m.
Gas (in mmcfs)						
Retails Deliveries and Sales[(c)]						
Retail Sales	94,020	86,945	n.m.	592	312	n.m.
Transportation and Other[(d)]	12,210	15,751	n.m.	68	45	n.m.
Total Gas	106,230	102,697	n.m.	660	357	n.m.
Total Electric and Gas Revenues				$3,065	2,091	n.m.
Purchased Power and Fuel				$1,421	1,052	n.m.

Heating and Cooling Degree-Days	2013	2012	Normal	% Change From 2012	% Change From Normal
Heating Degree-Days	4,744	3,804	4,661	n.m.	1.8%
Cooling Degree-Days	869	1,012	864	n.m.	0.6%

Number of Electric Customers	2013	2012
Residential	1,120,431	1,116,233
Small Commercial & Industrial	112,850	112,994
Large Commercial & Industrial	11,652	11,580
Public Authorities & Electric Railroads	292	319
Total	1,245,225	1,241,126

Number of Gas Customers	2013	2012
Residential	611,532	610,827
Commercial & Industrial	44,162	44,228
Total Retail	655,694	655,055
Transportation	–	–
Total	655,694	655,055

(a) Reflects delivery volumes and revenues from customers purchasing electricity directly from BGE and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from BGE, revenue also reflects the cost of energy and transmission.
(b) Other revenue includes wholesale transmission revenue and late payment charges.
(c) Reflects delivery volumes and revenues from customers purchasing natural gas directly from BGE and customers purchasing natural gas from a competitive natural gas supplier as all customers are assessed distribution charges. For customers purchasing natural gas from BGE, revenue also reflects the cost of natural gas.
(d) Transportation and other gas revenue includes off-system revenue of 4,082 mmcfs ($19 million) and 3,145 mmcfs ($14 million) for the three months ended December 31, 2013 and 2012, respectively, and 12,210 mmcfs ($55 million) and 12,221 mmcfs ($40 million) for the twelve months ended December 31, 2013 and from March 12, 2012 through December 31, 2012, respectively.

29

Exelon Generation – Total Owned Generating Capacity

Owned net electric generating capacity by station at December 31, 2013:

Base-load units are plants that normally operate to take all or part of the minimum continuous load of a system, and consequently produce electricity at an essentially constant rate. Intermediate units are plants that normally operate to take load of a system during the daytime higher load hours, and consequently produce electricity by cycling on and off daily. Peaking units consist of low-efficiency, quick response steam units, gas turbines, diesels, and pumped-storage hydroelectric equipment normally used during the maximum load periods.

Station	Location	Number of Units	Percent Owned[a]	Primary Fuel Type	Primary Dispatch Type	Net Generation Capacity[b] (MW)
Nuclear						
Braidwood	Braidwood, IL	2	100	Uranium	Base-load	2,353
Byron	Byron, IL	2	100	Uranium	Base-load	2,319
Calvert Cliffs[e]	Lusby, MD	2	50.01	Uranium	Base-load	878
Clinton	Clinton, IL	1	100	Uranium	Base-load	1,067
Dresden	Morris, IL	2	100	Uranium	Base-load	1,843
LaSalle	Seneca, IL	2	100	Uranium	Base-load	2,327
Limerick	Sanatoga, PA	2	100	Uranium	Base-load	2,316
Nine Mile Point[e]	Scriba, NY	2	50.01	Uranium	Base-load	833
Oyster Creek	Forked River, NJ	1	100	Uranium	Base-load	625[c]
Peach Bottom	Delta, PA	2	50.00	Uranium	Base-load	1,167[d]
Quad Cities	Cordova, IL	2	75.00	Uranium	Base-load	1,403[d]
R.E. Ginna[e]	Ontario, NY	1	50.01	Uranium	Base-load	288
Salem	Lower Alloways Creek Twp., NJ	2	42.6	Uranium	Base-load	1,006[d]
Three Mile Island	Middletown, PA	1	100	Uranium	Base-load	837
						19,262

Station	Location	Number of Units	Percent Owned[a]	Primary Fuel Type	Primary Dispatch Type	Net Generation Capacity[b] (MW)
Fossil (Combined Cycle Gas Turbines)						
Colorado Bend	Wharton, TX	6		Gas	Intermediate	498
Fore River	North Weymouth, MA	3		Gas	Intermediate	726
Hillabee	Alexander City, AL	3		Gas	Intermediate	670
Mystic 8/9	Charlestown, MA	6		Gas	Intermediate	1,418
Quail Run	Odessa, TX	6		Gas	Intermediate	488
Wolf Hollow	Granbury, TX	3		Gas	Intermediate	705
						4,505

30

Exelon Generation – Total Electric Generating Capacity (continued)

Owned net electric generating capacity by station at December 31, 2013:

Station	Location	Number of Units	Percent Owned[a]	Primary Fuel Type	Primary Dispatch Type	Net Generation Capacity[b] (MW)
Fossil (Combustion Turbines)						
Chester	Chester, PA	3		Oil	Peaking	39
Croydon	Bristol Twp., PA	8		Oil	Peaking	391
Delaware	Philadelphia, PA	4		Oil	Peaking	56
Eddystone	Eddystone, PA	4		Oil	Peaking	60
Falls	Falls Twp., PA	3		Oil	Peaking	51
Framingham	Framingham, MA	3		Oil	Peaking	33
Grande Prairie	Alberta, Canada	1		Gas	Peaking	75
Handsome Lake	Rockland Twp., PA	5		Gas	Peaking	268
LaPorte	Laporte, TX	4		Gas	Peaking	152
Medway	West Medway, MA	3		Oil/Gas	Peaking	117
Moser	Lower Pottsgrove Twp., PA	3		Oil	Peaking	51
Mystic Jet	Charlestown, MA	1		Oil	Peaking	9
New Boston GT	South Boston, MA	1		Oil	Peaking	16
Notch Cliff	Baltimore Co., MD	8		Gas	Peaking	118
Perryman	Harford Co., MD	5		Oil/Gas	Peaking	353
Philadelphia Road	Baltimore Co., MD	4		Oil	Peaking	61
Richmond	Philadelphia, PA	2		Oil	Peaking	98
Riverside 6-8	Baltimore Co., MD	3		Oil/Gas	Peaking	154
Salem	Hancock's Bridge, NJ	1	42.59	Oil	Peaking	16[d]
Schuylkill 10-11	Philadelphia, PA	2		Oil	Peaking	30
Southeast Chicago	Chicago, IL	8		Gas	Peaking	296
Southwark	Philadelphia, PA	4		Oil	Peaking	52
West Valley	Salt Lake City, UT	5		Gas	Peaking	185
Westport-5	Baltimore Co., MD	1		Gas	Peaking	116
						2,797

Station	Location	Number of Units	Percent Owned[a]	Primary Fuel Type	Primary Dispatch Type	Net Generation Capacity[b] (MW)
Hydroelectric and Renewable						
AgriWind	Bureau Co., IL	4	99	Wind	Base-load	8[d]
Antelope Valley Solar Ranch	LA County, CA	n/a		Solar	Base-load	198
Beebe	Gratiot, MI	34		Wind	Base-load	81
Blue Breezes/Moore	MN	2		Wind	Base-load	3
Bluegrass Ridge	Gentry Co., MO	27	99	Wind	Base-load	57[d]
Brewster	Jackson Co., MN	6	97	Wind	Base-load	6[d]
Cassia	Twin Falls Co., ID	14		Wind	Base-load	29
Cisco	Jackson Co., MN	4	99	Wind	Base-load	8[d]
Conception	Nodaway Co., MO	24		Wind	Base-load	50
Conowingo	Harford Co., MD	11		Hydroelectric	Base-load	572
Constellation Solar[e]	Various	-		Solar	Base-load	115
Cow Branch	Atchinson Co., MO	24		Wind	Base-load	50
Cowell	Pipestone Co., MN	1	99	Wind	Base-load	2[d]
CP Windfarm	Faribault Co., MN	2		Wind	Base-load	4
Criterion	Oakland, MD	28		Wind	Base-load	70
Echo I	Umatilla Co., OR	21	99	Wind	Base-load	35[d]
Echo II	Morrow Co., OR	10		Wind	Base-load	20
Echo III-Landowner	Morrow Co., OR	6	99	Wind	Base-load	10[d]
Ewington	Jackson Co., MN	10	99	Wind	Base-load	21[d]
Exelon Solar Chicago	Cook Co., IL	n/a		Solar	Base-load	8

31

Exelon Generation – Total Owned Generating Capacity (continued)

Owned net electric generating capacity by station at December 31, 2013: (continued)

Station	Location	Number of Units	Percent Owned[a]	Primary Fuel Type	Primary Dispatch Type	Net Generation Capacity[b] (MW)
Hydroelectric and Renewable						
Exelon Wind 1	Hansford Co., TX	8		Wind	Base-load	10
Exelon Wind 2	Hansford Co., TX	8		Wind	Base-load	10
Exelon Wind 3	Hansford Co., TX	8		Wind	Base-load	10
Exelon Wind 4	Hansford Co., TX	38		Wind	Base-load	80
Exelon Wind 5	Sherman Co., TX	8		Wind	Base-load	10
Exelon Wind 6	Sherman Co., TX	8		Wind	Base-load	10
Exelon Wind 7	Moore Co., TX	8		Wind	Base-load	10
Exelon Wind 8	Moore Co., TX	8		Wind	Base-load	10
Exelon Wind 9	Moore Co., TX	8		Wind	Base-load	10
Exelon Wind 10	Moore Co., TX	8		Wind	Base-load	10
Exelon Wind 11	Moore Co., TX	8		Wind	Base-load	10
Fairless	Falls Twp, PA	2		Landfill Gas	Base-load	60
Greensburg	Kiowa Co, KS	10		Wind	Base-load	13
Harvest I	Huron Co., MI	32		Wind	Base-load	53
Harvest II	Huron Co., MI	33		Wind	Base-load	59
High Plains	Moore Co., TX	8	99.5	Wind	Base-load	10[d]
HighMesa	Twin Fall Co, ID	19		Wind	Base-load	40
Loess Hills	Atchinson Co., MO	4		Wind	Base-load	5
Malacha	Muck Valley, CA	1	50.0	Hydro	Base-load	16[d]
Marshall	Lyon Co., MN	9	99.0	Wind	Base-load	19[d]
Michigan Wind I	Bingham township, MI	46		Wind	Base-load	69
Michigan Wind II	Minden City, MI	50		Wind	Base-load	90
Mountain Home	Elsmore Co., ID	20		Wind	Base-load	42
Muddy Run	Lancaster Co., PA	8		Hydro	Intermediate	1,070
Norgaard	Lincoln Co., MN	7	99.0	Wind	Base-load	9[d]
Pennsbury	Falls Twp., PA	2		Landfill Gas	Peaking	6
Safe Harbor	Safe Harbor, PA	12	66.7	Hydro	Base-load	277[d]
SEGS IV (12.2%)	Kramer Junction, CA	n.a.	12.2	Solar	Base-load	4[d]
SEGS V (4.2%)	Kramer Junction, CA	n.a.	4.2	Solar	Base-load	1[d]
SEGS VI (8.8%)	Kramer Junction, CA	n.a.	8.8	Solar	Base-load	3[d]
Shooting Star	Kiowa Co, KS	65		Wind	Base-load	104
Threemile Canyon	Morrow Co., OR	6		Wind	Base-load	10
Tuana Springs	Twin Fall Co, ID	8		Wind	Base-load	17
Whitetail	Webb, TX	57		Wind	Base-load	92
Wildcat	Lea, NM	13		Wind	Base-load	27
Wolf	Nobles Co.,MN	5	99.0	Wind	Base-load	6[d]
						3,629

32

Exelon Generation – Total Electric Generating Capacity (continued)

Owned net electric generating capacity by station at December 31, 2013: (continued)

Station	Location	Number of Units	Percent Owned[a]	Primary Fuel Type	Primary Dispatch Type	Net Generation Capacity[b] (MW)
Fossil (Internal Combustion/Diesel)						
Conemaugh	New Florence, PA	4	31.3%	Oil	Peaking	3[d]
Keystone	Shelocta, PA	4	42.0%	Oil	Peaking	4[d]
						7
Fossil (Steam Turbines)[a]						
Colver	Colver Township, PA	1	25.0	Waste Coal	Base Load	26[d]
Conemaugh	New Florence, PA	2	31.3	Coal	Base Load	531[d]
Eddy 3, 4	Eddystone, PA	2		Oil/Gas	Intermediate	760
Gould Street	Baltimore, MD	1		Gas	Peaking	97
Handley 3	Fort Worth, TX	1		Gas	Intermediate	395
Handley 4, 5	Fort Worth, TX	2		Gas	Peaking	870
Keystone	Shelocta, PA	2	42.0	Coal	Base Load	714[d]
Mountain Creek 6, 7	Dallas, TX	2		Gas	Peaking	240
Mountain Creek 8	Dallas, TX	1		Gas	Intermediate	565
Mystic 7	Charlestown, MA	1		Oil/Gas	Peaking	575
Riverside 4	Baltimore Co., MD	1		Gas	Peaking	74
Sunnyside	Sunnyside, UT	1	50.0	Waste Coal	Base Load	26[d]
Wyman 4	Yarmouth	1	5.9%	Oil	Intermediate	36[d]
						4,909
Total Owned Generation (in MW)						35,109

Note: The sum of the individual plant capacities may not equal the category or overall totals due to rounding
(a) Ownership is 100% unless otherwise noted.
(b) For nuclear units, capacity reflects the annual mean rating. All other stations reflect a summer rating.
(c) On December 8, 2010, Exelon generation announced that it will permanently cease generation operation at Oyster Creek by December 31, 2019.
(d) Net generation capacity is stated at proportionate ownership share. Reflects Generation's 50.01% interest in CENG, a joint venture with EDF. For Nine Mile Point, the co-owner owns 18% of Unit 2. Thus Exelon's ownership is 50.01% of 82% of Nine Mile Point Unit 2.

(e) Constellation Solar is an operation that constructs, owns and operates solar facilities at various customer locations.

33

Exelon Generation – Nuclear Generating Capacity

Exelon Nuclear Fleet[a][b]

(At December 31, 2013)

Station	Location / *Water Body*	Ownership	Owned Net Capacity (MW)	2013 Generation (GWh)	Plant Type	NSSS Vendor
Braidwood 2 units	Braidwood, IL *Kankakee River*	100% Exelon	2,353	19,662	PWR	W
Byron 2 units	Byron, IL *Rock River*	100% Exelon	2,319	19,547	PWR	W
Calvert Cliffs 2 units	Lusby, MD *Chesapeake Bay*	50.01% Exelon 49.99% EDF	878	7,127	PWR	CE
Clinton 1 unit	Clinton, IL *Clinton Lake*	100% Exelon	1,067	8,196	BWR	GE
Dresden 2 units	Morris, IL *Kankakee River*	100% Exelon	1,843	15,413	BWR	GE
LaSalle 2 units	Seneca, IL *Illinois River*	100% Exelon	2,327	18,760	BWR	GE
Limerick 2 units	Sanatoga, PA *Schuylkill River*[g]	100% Exelon	2,316	19,542	BWR	GE
Nine Mile Point 2 units	Scriba, NY *Lake Erie*	50.01% Exelon[j] 49.99% EDF[j]	833	6,941	BWR	GE
Oyster Creek 1 unit	Forked River, NJ *Barnegat Bay*	100% Exelon	625	5,102	BWR	GE
Peach Bottom 2 units	Delta, PA *Susquehanna River*	50% Exelon 50% PSEG Nuclear	1,167	9,397	BWR	GE
Quad Cities 2 units	Cordova, IL *Mississippi River*	75% Exelon 25% Mid-American Energy Holdings	1,403	11,668	BWR	GE
R.E. Ginna 1 unit	Ontario, NY *Lake Erie*	50.01% Exelon 49.99% EDF	288	2,497	PWR	W
Salem 2 units	Lower Alloways Creek Twp., NJ *Deleware Estuary*	42.6% Exelon 57.4% PSEG Nuclear	1,006	8,181	PWR	W
Three Mile Island 1 unit	Middletown, PA *Susquehanna River*	100% Exelon	837	6,659	PWR	B&W
Total			19,262	158,692		

Notes: Average in-service time = 31 years
PWR = Pressurized Water Reactor; BWR = Boiling Water Reactor
NSSS = Nuclear Steam Supply System; W = Westinghouse; CE = Combustion Engineering; GE = General Electric; B&W = Babcock & Wilcox
Amounts may not add due to rounding

(a) Fleet also includes 4 units that have been shut down: Peach Bottom 1, Dresden 1, Zion 1 and 2
(b) Total owned Capacity, net annual mean unit ratings, and 2011 Generation are stated at ownership portion.
(c) Open – a system that circulates water withdrawn from the environment, returning it to its source at a higher temperature. Closed – a system that recirculates cooling water with waste heat dissipated to the atmosphere through evaporation.
(d) 18-month refueling cycle.
(e) 24-month refueling cycle
(f) Dry cask storage will be in operation at all sites prior to the closing of spent fuel storage pools.
(g) Supplemented with water from the Wadesville Mine Pool and the Still Creek Reservoir at Tamaqua via the Schuylkill River, and the Delaware Revier via the Bradshaw Reservoir at Perkiomen Creek.
(h) CENG owns 100% of Nine Mile Point Unit 1 and 82% of Nine Mile Point Unit 2. The remaining interest in Nine Mile Point Unit 2 is owned by the Long Island Power Authority (LIPA)
(i) On December 8, 2010, Generation announced that it will permanently cease generation operations at Oyster Creek by December 31, 2019.
(J) Reflects Exelon's and EDF's ownership interest in CENG. For Nine Mile Point, the coowner owns 18% of Unit 2. Thus Exelon's and EDF's ownership is 50.01% and 49.99%, respectively, of 82% of Nine Mile Point Unit 2.

Nuclear Operating Data[a]

	2013	2012	2011
Fleet capacity factor	94.1%	92.7%	93.3%
Fleet production cost per MWh	$19.83	$19.50	$18.86

(a) Excludes Salem, which is operated by PSEG.

Refueling Outages in 2013

- Conducted 10 refueling outages – including Salem
- Average refueling outage duration – excluding Salem: 26 days

34

Exelon Generation – Nuclear Generating Capacity

	Cooling Water System[c]	Unit/ Ownership	Annual Mean Rating (MW)	Start of Commercial Operations	Current License Expiration	Last Refueling Completed	Spent Fuel Pool Capacity Reached[f]
Braidwood	Closed (dedicated ponds)	1/100% 2/100%	1,192 1,157	1988 1988	2026 2027	Sept-13[d] Nov-12[d]	Dry Cask Storage in operation
Byron	Closed	1/100% 2/100%	1,172 1,154	1985 1987	2024 2026	Oct-12[d] Apr-13[d]	Dry Cask Storage in operation
Calvert Cliffs	Open	1/50.01% 2/50.01%	446 432	1975 1977	2034 2036	Apr-12[d] Mar-13[d]	ISFSI in operation
Clinton	Open	1/100%	1,067	1987	2026	Oct-13[d]	2015
Dresden	Partial Open	2/100% 3/100%	917 873	1970 1971	2029 2031	Dec-13[d] Dec-12[d]	Dry Cask Storage in operation
LaSalle	Closed	1/100% 2/100%	1,157 1,170	1984 1984	2022 2023	Feb-14[d] Mar-13[d]	Dry Cask Storage in operation
Limerick	Closed	1/100% 2/100%	1,157 1,157	1986 1990	2024 2029	Mar-12[d] Apr-13[d]	Dry Cask Storage in operation
Nine Mile Point	Open/ Closed	1/50.01% 2/41.01%	308 524	1970 1988	2029 2046	May-13[d] Jun-12[d]	Fuel pool not full; ISFSI under construction
Oyster Creek	Open	1/100%	625	1969	2029[e]	Dec-12[d]	Dry Cask Storage in operation
Peach Bottom	Open	2/50% 3/50%	574 584	1974 1974	2033 2034	Oct-12[d] Oct-13[d]	Dry Cask Storage in operation
Quad Cities	Open	1/75% 2/75%	700 703	1973 1973	2032 2032	Apr-13[d] Apr-12[d]	Dry Cask Storage in operation
R.E. Ginna	Open	1/50%	288	1970	2029	Nov-12[d]	ISFSI in operation
Salem	Open	1/43% 2/43%	504 502	1977 1981	2036 2040	May-13[d] Nov-12[d]	Dry Cask Storage in operation
Three Mile Island	Closed	1/100%	837	1974	2034	Nov-13[d]	2023
			19,200				

Nuclear Operating Data[a] (continued)

2013 Net Generation (excluding Salem): 133,946 MWh

Planned Refueling Outages (including Salem)

2011:	12 actual	2014:	11 planned
2012:	10 actual	2015:	11 planned
2013:	10 actual	2016:	10 planned

CENG Nuclear Operating data

	2013	2012	2011
Fleet capacity factor	95.0%	87.8%	93.4%

Refueling Outages in 2013

– Conducted 2 refueling outages

Planned Refueling Outages

2010:	2 actual	2013:	2 actual
2011:	3 actual	2014:	3 planned
2012:	3 actual	2015:	3 planned
		2016:	2 planned

35

Exelon Generation – Fossil Emissions and Emission Reduction Technology Summary

Owned generation as of December 31, 2013, unless otherwise noted. Table does not include station auxiliary equipment or plants comprised solely of peaking combustion turbines. 2013 data is presented for the full calendar year.

Fossil Station (Location) / Water Body	Capacity[a] (MW)	Net Generation Available for Sale (GWh) 2013	2012	2011
Conemaugh (New Florence, PA) / Conemaugh River Units: 2 coal units (baseload) Data reflects Exelon Generation's 31.28% plant ownership.	531	3,678	3,324	3,382
Colorado Bend Energy Center (Wharton, TX) / Colorado River Units: 4 2x1 CCGTs & 2 steam generators (intermediate)	498	1,739	1,644	1,524
Eddystone[b] (Eddystone, PA) / Delaware River Units: 2 coal units (intermediate) – Retired, 2 oil/gas steam units (intermediate), 4 combustion turbines (peaking)	820	36	46	427
Fairless Hills (Falls Township, PA) / Delaware River[d] Units: 2 landfill gas units (peaking)	60	240	247	242
Fore River (North Weymouth, MA) / Town River Units: 4 2x1 CCGTs & 3 steam generators (intermediate)	726	3,818	4,048	4,781
Gould Street (Baltimore MD) / Patapsco River Units: 1 gas steam unit (peaking)	97	19	40	21
Handley (Ft. Worth, TX) / Lake Arlington Units: 3 gas steam units (2 peaking/1 intermediate)	1,265	343	858	585

36

Exelon Generation – Fossil Emissions and Emission Reduction Technology Summary (continued)

Emissions (thousand tons)				Reduction Technology				
Type	2013	2012	2011	SO2 Scrubber	Post combustion NOx controls (SCR or SNCR)	Low NOx burners with separated overfire air	Induced flue gas recirculation	Cooling Water System
Conemaugh								
SO2	2.0	2.0	2.3	X				
NOx	5.7	5.1	5.5		2015	X		
CO2	3,624	3,368	3,349					Closed
Colorado Bend								
SO2	*	*	*					
NOx	0.1	0.1	0.1					
CO2	861	830	759					Closed
Eddystone								
SO2	*	0.1	0.9	X				
NOx	0.1	0.1	0.8	(Coal Units)	X	X		
CO2	74	99	577		(Coal Units)	(Coal Units)		Open
Fairless Hills								
SO2	0.1	0.1	0.1					
NOx	0.1	0.1	0.1					
CO2	346	353	208					Open
Fore River								
SO2	*	*	*					
NOx	0.1	0.1	0.1		X			
CO2	1,640	1,733	2,018					Closed
Gould Street								
SO2	*	*	*					
NOx	*	*	*			X		
CO2	13	29	17					Open
Handley								
SO2	*	*	*					
NOx	*	0.1	0.1		X			
CO2	251	601	422					Open

37

Exelon Generation – Fossil Emissions and Emission Reduction Technology Summary (continued)

Owned generation as of December 31, 2013, unless otherwise noted. Table does not include station auxiliary equipment or plants comprised solely of peaking combustion turbines. 2013 data is presented for the full calendar year.

		Net Generation Available for Sale (GWh)		
Fossil Station (Location) / Water Body	Capacity[a] (MW)	2013	2012	2011
Hillabee Energy Center (Alexander City, AL) / Municipal Supply Units: 2 2x1 CCGTs & 1 steam generator (intermediate)	670	3,557	5,007	4,166
Keystone (Shelocta, PA) / Keystone Lake[f] Units: 2 coal units (baseload) Data reflects Exelon Generation's 41.98% plant ownership.	714	5,229	3,998	4,697
Mountain Creek (Dallas, TX) / Mountain Creek cooling pond Units: 3 gas steam units (2 peaking/1 intermediate)	805	285	847	627
Mystic & Mystic Jet (Charlestown, MA) / Mystic River Units: 4 2x1 CCGT, 3 steam generators & 1 combustion turbine (intermediate)	2,002	7,054	8,627	9,324
Quail Run Energy Center (Odessa, TX) / Municipal Units: 4 2x1 CCGT & 2 steam generators (intermediate)	488	680	417	681
Riverside (Baltimore, MD) / Patapsco River Units: 1 gas steam unit & 3 gas/oil combustion turbines (peaking)	228	21	27	20
Schuylkill (Philadelphia, PA) / Schuylkill River Units: 2 oil steam unit (peaking)	30	<1	<1	6
Wolf Hollow[e] (Granbury, TX) / Lake Granbury Units: 2 gas combined cycle turbines and 1 steam generator (intermediate)	705	2,936	2,604	654

(a) Capacity reflects summer rating and is reported at ownership portion. Divested plant capacity is as of 12/31/11. Capacity presented does not reflect retired unit capacity.
(b) Eddystone Unit 1 (coal) was retired on May 31, 2011; Eddystone Unit 2 (coal) was retired on May 31, 2012. Retired unit capacity is not included in plant totals.
(c) Constellation's Maryland coal plants were divested in 2012 according to the terms of the merger agreement with the state of Maryland. 2012 data for divested coal plants is estimated for period of ownership in 2012.
(d) Fairless Hills CO_2 emissions include biogenic CO_2 from landfill gas; biogenic CO_2 accounted for 98% of CO_2 emissions in 2012.
(e) Wolf Hollow generating station was acquired effective August 25, 2011; no data prior to the acquisition are included.
(f) Exelon, along with the other co-owners of Conemaugh Generating Station are moving forward with plans to improve the existing scrubbers and install Selective Catalytic Reduction (SCR) controls to meet the mercury removal requirements of MATS by January 1, 2015.

38

Exelon Generation – Fossil Emissions and Emission Reduction Technology Summary (continued)

	Emissions (thousand tons)			Reduction Technology				
Type	2013	2012	2011	SO2 Scrubber	Post combustion NOx controls (SCR or SNCR)	Low NOx burners with separated overfire air	Induced flue gas recirculation	Cooling Water System
Hillabee Energy Ctr.								
SO2	*	*	*					
NOx	0.1	0.2	0.1		X			
CO2	1,520	2,123	1,786					Closed
Keystone								
SO2	11.1	12.4	19.5	X				
NOx	7.0	7.3	8.7		X	X		
CO2	5,195	4,121	4,766					Closed
Mountain Creek								
SO2	*	*	*					
NOx	0.1	0.2	0.1		X		X	
CO2	208	571	457		(Unit 8)		(Units 6, 7)	Open
Mystic & Mystic Jet								
SO2	0.8	*	*					
NOx	0.4	0.3	0.3		X	X		
CO2	3,138	3,735	4,102					Closed
Quail Run Energy Cnt.								
SO2	*	*	*					
NOx	0.1	0.1	0.1		X	X		
CO2	385	245	398					Closed
Riverside								
SO2	*	*	*					
NOx	*	*	*					
CO2	16	21	20					Open
Schuylkill								
SO2	*	*	*					
NOx	*	*	*					
CO2	1	1	15					Open
Wolf Hollow								
SO2	*	*	*					
NOx	0.3	0.4	0.1		X			
CO2	1,411	1,231	330					Closed

*Indicates emissions less than 50 tons.

39

40 Exelon Generation – Total Contracted Generation Capacity

Contracted Generation (in MWs) as of December 31, 2013

2014 2015 2016

ERCOT 1,489 1,434 1,434

Oil/Gas 925 870 870 Renewables 564 564 564

Mid-Atlantic(a) 799 799 799

Oil/Gas 565 565 565

Renewables 234 234 234

Midwest 1,734 1,734 1,536

Oil/Gas 1,124 1,124 1,124 Renewables 610 610 412

NEPOOL 1,291 666 621

Oil/Gas 1,241 620 620

Renewables 50 46 1

South/West/Canada 4,113 3,493 2,031

Hydro 48 48 48

Oil/Gas 3,781 3,161 1,730

Renewables 284 284 253

Grand Total 9,427 8,127 6,421

(a) Excludes PPA with CENG

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